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                                  CASMYN CORP.
                       1997 DIRECTORS' STOCK OPTION PLAN


1.  PURPOSE

The purposes of this 1997 Directors' Stock Option Plan ("1997 DIRECTORS' PLAN") are to: (i) retain, reward, and motivate directors, (collectively referred to herein as ("OPTIONEES") of CASMYN CORP. ("CASMYN"), (ii) encourage stock ownership by OPTIONEES by providing a means to acquire shares of the Common Stock or to increase their stock holdings, (iii) provide a greater community of interest between OPTIONEES and CASMYN'S stockholders by permitting CASMYN to grant Stock Options ("OPTIONS") to eligible OPTIONEES, as provided in Section 3 hereof.

It is intended that the OPTIONS granted under the DIRECTORS' PLAN shall not comply with the regulations for "incentive stock options" provided for in
Section 422 of the Internal Revenue Code, and regulations thereunder, as the same may be hereinafter amended from time to time (such laws and regulations are hereinafter referred to as the "CODE").

2.  ADMINISTRATION

Subject to Section 5(a) hereof, the 1997 DIRECTORS' PLAN shall be administered by the Board of Directors ("BOARD") of CASMYN which is authorized, subject to the provisions of the 1997 DIRECTORS' PLAN, to establish rules and regulations governing the 1997 DIRECTORS' PLAN, to appoint such agents as it deems appropriate for the proper administration of the 1997 DIRECTORS' PLAN, and to delegate such authority to administer the 1997 DIRECTORS' PLAN to a committee of the Board ("COMMITTEE"). Any questions of interpretation of the 1997 DIRECTORS' PLAN as determined by the BOARD or COMMITTEE shall be final and binding upon all persons.

3.  PARTICIPANTS

The OPTIONEES eligible to receive OPTIONS under the 1997 DIRECTORS' PLAN shall be determined from time to time at the sole discretion of the BOARD or COMMITTEE.

4.  SHARES RESERVED UNDER THE 1997 DIRECTORS' PLAN

Subject to the Provisions of Section 6 of the 1997 DIRECTORS' PLAN, the maximum number of shares for which OPTIONS may be granted under the 1997 DIRECTORS' PLAN is 300,000 shares of Common Stock, $.04 par value per share, of CASMYN.

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5.  OPTIONS

Options may be granted from time to time from January 17, 1997 until January 16, 2007, subject to the following provisions:

(a) Notwithstanding anything to the contrary, to the extent necessary to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (or any successor thereto), the 1997 DIRECTORS' PLAN shall be administered by the Board, or at the option of the Board, a committee of two or more Non-Employee Directors appointed by the Board. Stock Option Agreements ("Option Agreements"), in the form as approved by the members of the BOARD or COMMITTEE, and containing such terms and conditions not inconsistent with the provisions of this 1997 DIRECTORS' PLAN as shall have been determined by the BOARD or COMMITTEE, may be executed on behalf of CASMYN by the President, Treasurer, or Chief Executive Officer of CASMYN. The BOARD or COMMITTEE shall have complete authority to construe, interpret and administer the provisions of the 1997 DIRECTORS' PLAN and the provisions of the Option Agreements relating to the options granted hereunder to prescribe, amend and rescind rules and regulations pertaining to the 1997 DIRECTORS' PLAN and to make all other determinations necessary or deemed advisable in the administration of the 1997 DIRECTORS' PLAN.

The determinations, interpretations and constructions made by the BOARD or COMMITTEE shall be final and conclusive.

(b) No OPTION may be exercised after January 16, 2007. All unexercised OPTIONS expire after said date.

(c) The option price per share of a OPTION grated under the 1997 DIRECTORS' PLAN shall be determined by the BOARD or COMMITTEE at the time of grant.

(d) No OPTION under this 1997 DIRECTORS' PLAN may be transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, and no Option can be exercised during the lifetime of the Optionee except by the Optionee, his guardian or attorney-in-fact.

(e) OPTIONS shall expire as specifically provided for under the terms of the Option Agreement.

(f) The BOARD or COMMITTEE, may at any time, at its discretion and in such manner as it deems appropriate, agree to waive or modify any of the terms of any outstanding OPTIONS, provided that any such modification shall be subject to the consent of the Optionee and that any such waiver or modification shall be in accordance with the terms of the 1997 DIRECTORS' PLAN.

(g) All shares purchased under OPTIONS shall be paid in full, including any related taxes or tax withholdings, at the time of purchase. Shares acquired by exercise of OPTIONS shall be

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paid as provided for in the applicable Option Agreement. The exercise of options may be subject to Federal and State income tax and income tax withholding by CASMYN. The OPTIONS granted under the DIRECTORS' PLAN, may be subject to vesting provisions as described in the Option Agreement. Vested OPTIONS may be exercised in whole or in part. If exercised in part, OPTIONS must be exercised in minimum increments of 1,000 shares.

6.  ADJUSTMENT PROVISIONS

(a) If CASMYN shall at any time change the number of issued shares of Common Stock without new consideration to CASMYN (such as stock dividends, stock splits, or stock exchange but excluding stock grants), the total number of shares reserved for issuance under this 1997 DIRECTORS' PLAN and the number of shares covered by each outstanding OPTION shall be adjusted so that the aggregate consideration payable to CASMYN and the value of each OPTION shall not be changed.

(b) If a dissolution or liquidation of CASMYN shall occur, the BOARD, or the COMMITTEE, may accelerate the vesting and/or expiration of all or any portion of the OPTIONS granted under this DIRECTORS' PLAN. CASMYN shall give notice of the proposed dissolution of CASMYN and shall notify the Optionee of their right to exercise such options (including any OPTIONS which have been accelerated by the Board) within a period not to exceed sixty days of the mailing of the notice, provided that such sixty day exercise period shall not not extend the exercise date of any OPTION beyond January 16, 2007. Any OPTIONS which are not exercised within the notice period shall terminate upon the dissolution or liquidation of CASMYN.

(c) If the outstanding shares of CASMYN shall be exchanged for other shares of CASMYN, or of another corporation by reason of merger, consolidation or other recapitalization, or in the event of any other material change in the capital stock of CASMYN by reason of any reclassification, reorganization, recapitalization or otherwise, there shall be a proportionate and equitable adjustment of the terms of the OPTION with respect to the amount and class of shares remaining subject to the OPTION and the purchase price to be paid thereof, as follows: if the outstanding shares of CASMYN shall be exchanged for other stock of CASMYN or of another corporation, the Optionee shall be entitled to purchase, pursuant to his OPTION, such number of shares of the CASMYN or of such other corporation as were exchangeable for the number of shares of CASMYN which the Optionee would have been entitled to purchase, except for such action, and the cash consideration payable per share shall be proportionately and equitably adjusted at the discretion of the BOARD or COMMITTEE.

(d) If, as a result of any of the events specified herein, the BOARD or COMMITTEE, shall be of the opinion that the other provisions of this Section 6 will not effect an equitable and proportionate adjustment of the terms of the OPTION with respect to the amount and class of shares remaining subject thereto and the purchase price to be paid, there shall be made such other or further adjustments in the terms of the OPTION as shall be necessary in the opinion of the BOARD or COMMITTEE to effect an equitable and proportionate adjustment of the terms of the OPTION or OPTIONS.

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7.  PURCHASE FOR INVESTMENT

Each OPTIONEE receiving shares upon exercise of an OPTION may be required by CASMYN to furnish a representation that the shares are being acquired for investment and not with a view to disposition if CASMYN, in its sole discretion, determines that such representation is required to insure that the resale or other disposition of the shares would not involve a violation of the Securities Act of 1933, as amended, or of any other applicable laws. CASMYN reserves the right to place a legend on the certificates for shares delivered pursuant to the DIRECTORS' PLAN and to issue stop transfers or similar instructions to the transfer agent which CASMYN, in its sole discretion, deems necessary and proper to assure compliance with (a) any such representations, or (b) any federal or state law.

8.  COMPLIANCE WITH SECURITIES LAWS

No certificate for shares shall be delivered upon the exercising of an OPTION until CASMYN has taken action which is required to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 as amended, any other applicable laws and with the requirements of any exchange on which the Common Stock may, at the time be listed.

9.  MODIFICATIONS, AND TERMINATION OF THE 1997 DIRECTORS' PLAN

The BOARD reserves the right to terminate, amend or modify the 1997 DIRECTORS' PLAN at any time. The approval of the stockholders will not be required for the actions of the Board, which in its sole discretion, are necessary for the fair and equitable administration of the DIRECTORS' PLAN.

10. EFFECTIVE DATE OF THE 1997 DIRECTORS' PLAN

The 1997 DIRECTORS' PLAN shall become effective on January 17, 1997.

11. GOVERNING LAW

All questions arising with respect to the provisions of the 1997 DIRECTORS' PLAN shall be determined by application of the laws of the state of Nevada, except to the extent that Nevada law is preempted by federal statute.

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Number of Shares _________________
Date of Grant ____________________




                    1997 DIRECTORS STOCK OPTION AGREEMENT



AGREEMENT made this _____ day of ____________________, 1997, between
________________________________________ (the "OPTIONEE"), and CASMYN
CORP., a Colorado Corporation, ("COMPANY").

1. GRANT OF OPTION. The COMPANY, pursuant to the provisions of the 1997 Directors' Stock Option Plan ("1997 DIRECTORS' PLAN"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to Purchase from the COMPANY all or any part of an aggregate of __________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_____ (__________) per share. The provisions of the 1997 DIRECTORS' PLAN governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

2. EXERCISE. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 1,000 Shares unless such exercise is as to the remaining balance of this Option) on or after _______________, __________ and on or before _______________, __________ subject to early termination as provided in Optionee's acknowledgement (Expiration Date), provided that the cumulative number of Common Shares as to which this Option may be exercised shall not exceed the following amounts:


               CUMULATIVE NUMBER                  PRIOR TO DATE
                   OF SHARES                    (NOT INCLUSIVE OF)
               -----------------                ------------------



     The Option evidenced hereby shall be exercisable by the delivery to and receipt by the COMPANY of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of Shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of CASMYN CORP. and (iii) by return of this Stock Option Agreement for endorsement of exercise by the COMPANY on Schedule I hereof.




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3.   TRANSFERABILITY. The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in Paragraph 5d of the 1997 DIRECTORS' PLAN.



                      CASMYN CORP.



                      By: _______________________
                          President


     ATTEST:



     _______________________________
     Secretary



Optionee hereby acknowledges receipt of a copy of the 1997 DIRECTORS' PLAN, attached hereto and accepts this Option subject to each and every term and provision of such 1997 DIRECTORS' PLAN. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Board of Directors or the Committee of the Board of Directors administering the 1997 DIRECTORS' PLAN on any questions arising under such 1997 DIRECTORS' PLAN. Optionee recognizes that if Optionee's service on the Board of Directors shall be terminated with or without cause, or by the Optionee, all of Optionee's rights hereunder shall thereupon terminate with respect to all unvested Options.


Dated: _______________________________________________________________________
                                       Optionee

                                       _______________________________________
                                       Print Name

                                       _______________________________________

                                       _______________________________________

                                       _______________________________________
                                       Social Security No.




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                                ATTACHMENT B



(SUGGESTED FORM OF LETTER TO BE USED FOR NOTIFICATION OF ELECTION TO EXERCISE. PLEASE DO NOT USE THIS PAGE, BUT FOLLOW THIS FORM IN A SEPARATELY TYPED LETTER.)


Date: _______________________


Treasurer
CASMYN CORP.
1335 Greg Street #104
Sparks, NV 89431


Dear Sir:


In accordance with paragraph 2 of the Stock Option Agreement evidencing the Option granted to me on _______________ under the CASMYN CORP. 1997 Directors' Stock Option Plan, I hereby elect to exercise this Option to the extent of _______________ Common Shares.

Enclosed is a certified check payable to the order of "CASMYN CORP." in the amount of $ _______________ as the purchase price of $ _____________ for the Shares which I have elected to purchase and (ii) the original Stock Option Agreement for endorsement by the COMPANY as to exercise on Schedule I thereof.

When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the following address:



                                       _________________________

                                       _________________________
                                       Address

                                       Very truly yours,



                                       _________________________
                                       Signature of Optionee

                                       _________________________
                                       Print Name









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Optionee ____________________          Date of Grant __________________________



                                 SCHEDULE I


                                                 UNEXERCISED         ISSUING
            SHARES             PAYMENT           SHARES              OFFICER
DATE        PURCHASED          RECEIVED          REMAINING           INITIALS
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




































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